UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 05, 2023

Duck Creek Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39449	84-3723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Boston Wharf Rd., Floor 10
Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 724-3509

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DCT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 5, 2023, Duck Creek Technologies, Inc. (the “Company”) announced its financial results for the first fiscal quarter ended November 30, 2022. The press release also includes forward-looking statements about the Company’s outlook. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which also includes important considerations regarding such forward-looking statements.

The Company is making reference to non-GAAP financial information in both the press release and its earnings call. An explanation of these non-GAAP financial measures and a reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures are contained in the press release attached as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On January 5, 2023, Duck Creek Technologies, Inc. (the “Company”) issued a press release announcing that it had entered into a definitive agreement pursuant to which the Company will acquire Imburse Payments. A copy of the press release is filed as Exhibit 99.2 to this report.

The information contained in Item 2.02 and Item 7.01 of this Form 8-K (including Exhibit 99.1 and Exhibit 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated January 5, 2023

99.2	Press release dated January 5, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUCK CREEK TECHNOLOGIES, INC.

Date:	January 5, 2023	By:	/s/ Kevin R. Rhodes
Name: Kevin R. Rhodes Title: Chief Financial Officer